UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

LOGICBIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38707	47-1514975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, 2nd Floor Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 245-0399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LOGC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2020, LogicBio Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Barclays Capital Inc., and William Blair & Company, L.L.C., as representatives of the several underwriters (the “Underwriters”), relating to a public offering (the “Offering”) of 7,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a price to the public of $6.00 per share. The underwriters agreed to purchase the Firm Shares from the Company pursuant to the Underwriting Agreement at a price of $5.64 per share. In addition, the Company granted the Underwriters a 30-day option to purchase an additional 1,050,000 shares (the “Optional Shares” and together with the Firm Shares, the “Shares”) of Common Stock at the same price per share as the Firm Shares. On October 1, 2020, the Underwriters exercised in full this option. The Shares were offered pursuant to a registration statement on Form S-3 (File No. 333-234735) and a related prospectus supplement. Subject to customary closing conditions, the closing of the Offering, including the sale of the Firm Shares and the Optional Shares, is expected to take place on October 5, 2020.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

An opinion dated October 5, 2020, regarding the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 1, 2020, among LogicBio Therapeutics, Inc. and Jefferies LLC, Barclays Capital Inc., and William Blair & Company, L.L.C., as representatives of the several underwriters.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGICBIO THERAPEUTICS, INC.

By:	/s/ Bryan Yoon
Bryan Yoon
Chief Administrative Officer and General Counsel

Date: October 5, 2020